Exhibit 2.1

AMENDMENT NO. 2 TO BUSINESS COMBINATION AGREEMENT

THIS AMENDMENT NO. 2 TO BUSINESS COMBINATION AGREEMENT (this “Amendment No. 2”) is made and entered into as of March 24, 2022, by and among Gores Guggenheim, Inc., a Delaware corporation (“GG”), Polestar Automotive Holding Limited, a Hong Kong incorporated company (“Parent”), Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore (“Polestar Singapore”), Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden (“Polestar Sweden”), Polestar Automotive Holding UK Limited, a limited company incorporated under the laws of England and Wales and a direct wholly owned subsidiary of Parent (“ListCo”), and PAH UK Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ListCo (“Merger Sub,” and together with GG, Parent, the Company and ListCo, the “Parties” and each individually as a “Party”) and amends that certain Business Combination Agreement, dated as of September 27, 2021, by and among the Parties, as amended by that certain Amendment No. 1 to Business Combination Agreement, dated as of December 17, 2021, by and among the Parties (“Amendment No. 1,” and such Business Combination Agreement as amended, the “Business Combination Agreement”). Except as otherwise set forth herein, capitalized terms used herein have the meanings set forth in the Business Combination Agreement.

RECITALS

WHEREAS, the Parties entered into the Business Combination Agreement on September 27, 2021 and Amendment No. 1 on December 17, 2021;

WHEREAS, concurrently with the execution of this Amendment No. 2, (a) Sponsor is assigning to certain investors certain of its obligations to purchase ListCo Class A ADSs under, and Sponsor and certain of its Affiliates, GG and ListCo are amending, that certain amended and restated subscription agreement dated December 17, 2021, by and among such parties, (b) Snita is assigning to certain investors certain of its obligations to purchase ListCo Class A ADSs under, and Snita, GG and ListCo are amending, that certain amended and restated subscription agreement dated December 17, 2021, by and among such parties and (c) such investors referenced in clauses (a) and (b), GG and ListCo are entering into certain subscription agreements dated March 24, 2022 or amending and restating certain subscription agreements dated December 17, 2021, to reflect such assignment in each case by and among the applicable investors and parties;

WHEREAS, concurrently with the execution of this Amendment No. 2, Sponsor, GG, ListCo and the Supporting Sponsor Stockholders named as parties thereto are entering into that certain Amendment No. 2 to the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement;

WHEREAS, concurrently with the execution of this Amendment No. 2, ListCo, Parent, Sponsor and the other holders named as parties thereto are entering into that certain Amendment No. 2 to the Registration Rights Agreement; and

WHEREAS, concurrently with the execution of this Amendment No. 2, ListCo and Snita are entering into that certain Amendment No. 1 to VCC Preference Subscription Agreement, dated as of the date hereof;

WHEREAS, Parent and the Parent Shareholders have entered into that certain amendment to the Parent Shareholders Acknowledgment, dated as of March 24, 2022 (the “Amendment to the Parent Shareholders Acknowledgment”), which amends the Acknowledgement Agreement to the Shareholders Agreement, dated as of September 27, 2021 (the “Parent Shareholders Acknowledgment”), by and among VCC, Snita, 浙江吉利控股集团有限公司 (Zhejiang Geely Holding Group Co., Ltd.), a limited liability company incorporated under the laws of PRC, PSD Investment Limited, a company incorporated under the laws of the British Virgin Islands; PSINV AB, a company duly incorporated and existing under the laws of Sweden, GLY New Mobility 1. LP, an exempted limited partnership established under the laws of the Cayman Islands, Northpole GLY 1 LP, an exempted limited partnership established under the laws of the Cayman Islands, 淄博市財金控股集團有限公司 Zibo Financial Holding Group Co., Ltd, a limited liability company incorporated under the laws of PRC, 淄博高新产业投资有限公司 Zibo High-Tech Industrial Investment Co., Ltd., a limited liability company incorporated under the laws of PRC, 重庆承星股权投资基金合伙企业（有限合伙）, a limited partnership incorporated under the laws of PRC, Parent and ListCo; and

WHEREAS, the Parties have determined to amend certain provisions of the Business Combination Agreement and certain exhibits thereto in furtherance of the consummation of the Transactions.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and in the Business Combination Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Amendments.

1.1 Addition of Exhibit B-3. Exhibit B to the Business Combination Agreement is hereby amended by adding a new Exhibit B-3 with Amendment No. 2 to the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement, dated as of the date hereof and attached to this Amendment No. 2 as Annex I.

1.2 Addition of Exhibit C-3. Exhibit C to the Business Combination Agreement is hereby amended by adding a new Exhibit C-3 with Amendment No. 2 to the Registration Rights Agreement, dated as of the date hereof and attached to this Amendment No. 2 as Annex II.

1.3 Replacement of Exhibit D. Exhibit D to the Business Combination Agreement is hereby replaced in its entirety with (a) a new Exhibit D-1 with the Amendment to the Parent Shareholders Acknowledgment, dated as of March 24, 2022 attached to this Amendment No. 2 as Annex III and (b) a new Exhibit D-2 with the Parent Shareholders Acknowledgment attached to this Amendment No. 2 as Annex IV.

1.4 Amendment to Recitals.

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1.4.1 The fourth WHEREAS clause of the Recitals of the Business Combination Agreement is hereby amended and restated in its entirety to read as follows:

WHEREAS, concurrently with the execution of this Agreement, Gores Guggenheim Sponsor LLC, a Delaware limited liability company (“Sponsor”), each independent director of GG (collectively, the “Supporting Sponsor Stockholders”), GG, Parent and ListCo are entering into the lock-up agreement (as may be amended from time to time, the “Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement”) attached hereto as Exhibits B-1 and B-2, pursuant to which, among other things, each of Sponsor and the Supporting Sponsor Stockholders is agreeing to (a) support and vote in favor of all of the Transaction Proposals, (b) waive all adjustments to the conversion ratio set forth in GG’s Governing Documents with respect to its GG Class F Shares, (c) be bound by certain transfer restrictions with respect to their GG Shares and GG Warrants, as applicable, prior to Closing, (d) be bound by certain lock-up provisions during the lock-up period described in the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement with respect to the ListCo Class A ADSs issued pursuant to this Agreement, subject to the terms and conditions set forth in the Sponsor and Supporting Stockholders Lock-Up Agreement and (e) with respect to Sponsor only, the forfeiture of up to 1,540,835 GG Class F Shares under the circumstances specified therein;

1.4.2 The eighth WHEREAS clause of the Recitals of the Business Combination Agreement is hereby amended and restated in its entirety to read as follows:

WHEREAS, concurrently with the execution of this Agreement, Snita and ListCo are entering into the VCC Preference Subscription Agreement pursuant to which, among other things, VCC is agreeing to subscribe for and accept, and ListCo is agreeing to issue to VCC, on the Closing Date, the VCC Preference Shares, on the terms and subject to the conditions set forth in the VCC Preference Subscription Agreement;

1.4.3 The thirteenth WHEREAS clause of the Recitals of the Business Combination Agreement is hereby amended and restated in its entirety to read as follows:

WHEREAS, concurrently with the execution of this Agreement, Parent and the Parent Shareholders are entering into an acknowledgement agreement to the Parent Shareholders Agreement, attached hereto as Exhibit D-1 and Exhibit D-2, on the terms and subject to the conditions set forth therein; and

1.5 Amendments to Article I.

1.5.1 Section 1.01 of the Business Combination Agreement is hereby amended to restate the definition of “VCC Preference Subscription Agreement” in its entirety as follows:

“VCC Preference Subscription Agreement” means that certain VCC Preference Subscription Agreement, dated as of September 27, 2021 by and among ListCo and Snita, as may be amended from time to time.

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1.6 Amendment to Section 4.04(e). Section 4.04(e) of the Business Combination Agreement is hereby amended and restated in its entirety to read as follows:

As of (i) March 24, 2022, GG and ListCo have entered into the PIPE Subscription Agreements with PIPE Investors, pursuant to which, and on the terms and subject to the conditions of which, such PIPE Investors have agreed, in connection with the Transactions, to purchase ListCo Class A ADSs for a PIPE Investment equal to the PIPE Investment Amount, (ii) the date of this Agreement, GG, the Sponsor Insiders and ListCo have entered into the Sponsor Subscription Agreement, pursuant to which, and on the terms and subject to the conditions of which, the Sponsor Insiders have agreed, in connection with the Transactions, to purchase ListCo Class A ADSs for a Sponsor Investment equal to the Sponsor Investment Amount, (iii) the date of this Agreement, GG, VCC and ListCo have entered into the VCC PIPE Subscription Agreement, pursuant to which, and on the terms and subject to the conditions of which, VCC has agreed, in connection with the Transactions, to purchase ListCo Class A ADSs for a VCC PIPE Investment equal to the VCC PIPE Investment Amount and (iv) March 24, 2022, ListCo and Snita have entered into the VCC Preference Subscription Agreement, pursuant to which, on the terms and subject to the condition of which, Snita has agreed, in connection with the Transactions, to subscribe for VCC Preference Shares. The Subscription Agreements and the VCC Preference Subscription Agreement are in full force and effect with respect to, and binding on, ListCo and, to Parent’s knowledge, on each other party thereto, in accordance with their terms.

1.7 Amendment to Section 5.04(c). Section 5.04(c) of the Business Combination Agreement is hereby amended and restated in its entirety to read as follows:

As of (i) March 24, 2022, GG and ListCo have entered into the PIPE Subscription Agreements with PIPE Investors, pursuant to which, and on the terms and subject to the conditions of which, such PIPE Investors have agreed, in connection with the Transactions, to purchase ListCo Class A ADSs for a PIPE Investment equal to the PIPE Investment Amount, (ii) the date of this Agreement, GG, the Sponsor Insiders and ListCo have entered into a Sponsor Subscription Agreement, pursuant to which, and on the terms and subject to the conditions of which, the Sponsor Insiders have agreed, in connection with the Transactions, to purchase ListCo Class A ADSs for a Sponsor Investment equal to the Sponsor Investment Amount and (iii) the date of this Agreement, GG, VCC and ListCo have entered into a VCC PIPE Subscription Agreement, pursuant to which, and on the terms and subject to the conditions of which, VCC has agreed, in connection with the Transactions, to purchase ListCo Class A ADSs for a VCC PIPE Investment equal to the VCC PIPE Investment Amount. The Subscription Agreements are in full force and effect with respect to, and binding on, GG and, to the knowledge of GG, on each PIPE Investor party thereto, in accordance with their terms.

2. Effect of Amendment. This Amendment No. 2 shall be effective as of the date first written above. For the avoidance of any doubt, all references: (a) in the Business Combination Agreement to “this Agreement” and (b) to the Business Combination Agreement in any other agreements, exhibits and schedules will, in each case, be deemed to be references to the Business Combination Agreement as amended by this Amendment No. 2. Except as amended hereby, the Business Combination Agreement will continue in full force and effect and shall be otherwise unaffected hereby. This Amendment No. 2 shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. This Amendment No. 2 only may be amended by the Parties by execution of an instrument in writing signed on behalf of each of the Parties.

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3. Incorporation by Reference. Sections 1.02 (Construction); 11.03 (Assignment); 11.06 (Governing Law); 11.07 (Captions; Counterparts); 11.09 (Entire Agreement); 11.10 (Amendments); 11.11 (Severability); 11.12 (Jurisdiction); 11.13 (Waiver of Jury Trial) and 11.14 (Enforcement) of the Business Combination Agreement are incorporated herein and shall apply to this Amendment No. 2 mutatis mutandis.

[Signature pages follow]

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed as of the date first written above.

GORES GUGGENHEIM, INC.

By:	/s/ Mark Stone
Name: Mark Stone
Title: Chief Executive Officer

PAH UK MERGER SUB INC.

By:	/s/ Mikael Alkmark
Name: Jan Mikael Alkmark
Title: Director

POLESTAR AUTOMOTIVE HOLDING LIMITED

By:	/s/ Carla De Geyseleer
Name: Carla De Geyseleer
Title: Director

POLESTAR AUTOMOTIVE (SINGAPORE) PTE. LTD.

By:	/s/ Alex Ang
Name: Alex Ang
Title: Director

By:	/s/ Mikael Alkmark
Name: Jan Mikael Alkmark
Title: Director

POLESTAR HOLDING AB (SWEDEN)

By:	/s/ Johan Malmqvist
Name: Johan Malmqvist
Title: Director

By:	/s/ Anna Rudensjö
Name: Anna Rudensjö
Title: Director

[Signature Page to Amendment No. 2 to Business Combination Agreement]

POLESTAR AUTOMOTIVE HOLDING UK LIMITED

By:	/s/ Mikael Alkmark
Name: Mikael Alkmark
Title: Director

[Signature Page to Amendment No. 2 to Business Combination Agreement]

ANNEX I

Amendment No. 2 to the

Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement

AMENDMENT NO. 2 TO

THE SPONSOR AND SUPPORTING SPONSOR

STOCKHOLDERS LOCK-UP AGREEMENT

This AMENDMENT NO. 2 TO THE SPONSOR AND SUPPORTING SPONSOR STOCKHOLDERS LOCK-UP AGREEMENT (this “Amendment No. 2”), dated as of March 24, 2022, is made by and among Gores Guggenheim Sponsor LLC, a Delaware limited liability company (“Sponsor”), Gores Guggenheim, Inc., a Delaware corporation (“GG”), Polestar Automotive Holding Limited, a Hong Kong Company (“Parent”), Polestar Automotive Holding UK Limited, a limited company incorporated under the laws of England and Wales and a direct wholly owned subsidiary of Parent (“ListCo”), and each of the undersigned directors of GG (each a “Supporting Sponsor Stockholder” and collectively, the “Supporting Sponsor Stockholders”) and amends that certain Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement, dated as of September 27, 2021, by and among Sponsor, GG, Parent, ListCo and the Supporting Sponsor Stockholders (the “Parties”), as amended by that certain Amendment No. 1 to the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement, dated as of December 17, 2021, by and among the Parties (“Amendment No. 1,” and such Lock-Up Agreement as amended, the “Lock-Up Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined in the Lock-Up Agreement).

RECITALS

WHEREAS, the Parties entered into the Lock-Up Agreement on September 27, 2021 and Amendment No. 1 on December 17, 2021; and

WHEREAS, the Parties have determined to amend certain provisions of the Lock-Up Agreement.

NOW THEREFORE, in consideration of the covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Amendments.

a. The third recital of the Lock-Up Agreement is hereby replaced in its entirety as follows:

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement by the parties thereto, pursuant to which, among other things, each of Sponsor and each Supporting Sponsor Stockholder is agreeing to (a) support and vote in favor of all of the Transaction Proposals, (b) waive all adjustments to the conversion ratio set forth in GG’s Governing Documents with respect to its GG Class F Shares, (c) be bound by certain transfer restrictions with respect to their GG Shares and GG Warrants, as applicable, prior to Closing, (d) be bound by certain lock-up provisions during the Lock-Up Period (as defined herein) with respect to the ListCo Class A ADSs issued pursuant to the Business Combination Agreement in respect of the GG Class F Shares held by the Sponsor or the Supporting Sponsor Stockholders immediately prior to the Closing (the “ListCo Covered Shares”), subject to the terms and conditions set forth herein and (e) with respect to Sponsor only, the forfeiture of up to 1,540,835 GG Class F Shares under the circumstances specified herein.

b. Section 4 is replaced in its entirety as follows:

Section 4. Surrender of Shares. “Sponsor agrees that, subject to the satisfaction or waiver of each of the conditions to Closing set forth in Section 9.01 and 9.03 of the Business Combination Agreement, immediately prior to the Closing, Sponsor shall surrender 1,540,835 shares of GG Class F Shares (the “Surrendered Shares”), which Surrendered Shares will be cancelled by GG.”

2. Effect of Amendment. This Amendment No. 2 shall be effective as of the date first written above. For the avoidance of any doubt, all references: (a) in the Lock-Up Agreement to “this Agreement” and (b) to the Lock-Up Agreement in any other agreements, exhibits and schedules will, in each case, be deemed to be references to the Lock-Up Agreement as amended by this Amendment No. 2. Except as amended hereby, the Lock-Up Agreement will continue in full force and effect and shall be otherwise unaffected hereby. This Amendment No. 2 shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. This Amendment No. 2 only may be amended by the Parties by execution of an instrument in writing signed on behalf of each of the Parties.

3. Incorporation by Reference. Sections 1.02 (Construction); 11.03 (Assignment); 11.06 (Governing Law); 11.07 (Captions; Counterparts); 11.09 (Entire Agreement); 11.10 (Amendments); 11.11 (Severability); 11.12 (Jurisdiction); 11.13 (Waiver of Jury Trial) and 11.14 (Enforcement) of the Business Combination Agreement are incorporated herein and shall apply to this Amendment No. 2 mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 2 to be duly executed on its behalf as of the day and year first above written.

GORES GUGGENHEIM SPONSOR LLC

By: GG SPONSOR, LLC
Its: Managing Member

By: AEG Holdings, LLC
Its: Manager

By:	/s/ Alec Gores
Name: Alec Gores
Title: Chairman

GORES GUGGENHEIM SPONSOR LLC

By: GGP SPONSOR HOLDINGS, LLC
Its: Managing Member

By:	/s/ Andrew Rosenfield
Name: Andrew Rosenfield
Title: Manager

GORES GUGGENHEIM, INC.

By:	/s/ Mark Stone
Name: Mark Stone
Title: Chief Executive Officer

[Signature Page to Amendment No. 2 to Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement]

POLESTAR AUTOMOTIVE HOLDING LIMITED

By:	/s/ Carla De Geyseleer
Name: Carla De Geyseleer
Title: Director

POLESTAR AUTOMOTIVE HOLDING UK LIMITED

By:	/s/ Mikael Alkmark
Name: Jan Mikael Alkmark
Title: Director

[Signature Page to Amendment No. 2 to Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement]

SUPPORTING SPONSOR STOCKHOLDER

By:	/s/ Elizabeth Marcellino
Name: Elizabeth Marcellino

[Signature Page to Amendment No. 2 to Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement]

SUPPORTING SPONSOR STOCKHOLDER

By:	/s/ Nancy Tellem
Name: Nancy Tellem

[Signature Page to Amendment No. 2 to Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement]

SUPPORTING SPONSOR STOCKHOLDER

By:	/s/ Randall Bort
Name: Randall Bort

[Signature Page to Amendment No. 2 to Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement]

ANNEX II

Amendment No. 2 to the

Registration Rights Agreement

AMENDMENT NO. 2 TO

THE REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 2 TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment No. 2”), dated as of March 24, 2022, is made by and among (a) Polestar Automotive Holding UK Limited, a limited company organized under the laws of England and Wales (the “Company”), (b) Polestar Automotive Holding Limited, a Hong Kong incorporated company (“Parent”), (c) Zibo High-Tech Industrial Investment Co., Ltd., Zibo Financial Holding Group Co., Ltd, Chongqing Liangjiang (重庆承星股权投资基金合伙企业（有限合伙）), Northpole GLY 1 LP, GLY New Mobility 1. LP, SNITA Holding B.V. (“Snita”), PSINV AB, PSD Investment Limited (collectively, the “Parent Holders”) and (d) Gores Guggenheim Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Randall Bort, Elizabeth Marcellino and Nancy Tellem (collectively, the “Gores Holders,” and together with the Company, Parent, Zibo High-Tech Industrial Investment Co., Ltd., Zibo Financial Holding Group Co., Ltd, Chongqing Liangjiang (重庆承星股权投资基金合伙企业（有限合伙）), Northpole GLY 1 LP, GLY New Mobility 1. LP, Snita, Parent Holders and Sponsor, the “RRA Parties”) and amends that certain Registration Rights Agreement, dated as of September 27, 2021, by and among the RRA Parties, as amended by that certain Amendment No. 1 to the Registration Rights Agreement, dated December 17, 2021, by and among the RRA Parties (“Amendment No. 1,” and such Registration Rights Agreement as amended, the “Registration Rights Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the RRA Parties entered into the Registration Rights Agreement on September 27, 2021 and Amendment No. 1 on December 17, 2021;

WHEREAS, concurrently with the execution of this Amendment No. 2, (a) Sponsor is assigning to certain investors certain of its obligations to purchase ListCo Class A ADSs under, and Sponsor and certain of its Affiliates, GG and the Company are amending, that certain amended and restated subscription agreement dated December 17, 2021, by and among such parties, (b) Snita is assigning to certain investors certain of its obligations to purchase ListCo Class A ADSs under, and Snita, GG and the Company are amending, that certain amended and restated subscription agreement dated December 17, 2021, by and among such parties and (c) such investors referenced in clauses (a) and (b), GG and the Company are entering into certain subscription agreements dated March 24, 2022 or amending and restating certain subscription agreements dated December 17, 2021, to reflect such assignment in each case by and among the applicable investors and parties;

WHEREAS, concurrently with the execution of this Amendment No. 2, Sponsor, ListCo and Snita are entering into that certain Amendment No. 1 to VCC Preference Subscription Agreement, dated as of the date hereof;

WHEREAS, concurrently with the execution of this Amendment No. 2, the Parties are entering into that certain Amendment No. 2 to Business Combination Agreement (the “BCA Amendment No. 2”) dated as of March 24, 2022, by and among Gores Guggenheim, Inc., a Delaware corporation (“GG”), Parent, Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore (“Polestar Singapore”), Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden (“Polestar Sweden”), the Company, and PAH UK Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ListCo (“Merger Sub”), which amends and restates that certain Business Combination Agreement, dated as of September 27, 2021, by and among GG, Parent, Polestar Singapore, Polestar Sweden, the Company and Merger Sub (such agreement, as amended by BCA Amendment No. 1 and BCA Amendment No. 2, and as may be further amended from time to time, the “Business Combination Agreement”); and

NOW THEREFORE, in consideration of the covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Amendments.

a.	The eighth recital of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, Snita has subscribed for convertible preference shares of ListCo (the “VCC Preference Shares”) pursuant to a subscription agreement dated September 27, 2021 by and between the Company and Snita (as may be amended from time to time, the “VCC Preference Shares Subscription Agreement”);

b.	Section 1.1 of the Registration Rights Agreement is hereby amended to restate the definition of “Subscription Agreements” in the Registration Rights Agreement in its entirety as follows:

“Subscription Agreements” has the meaning given in the Business Combination Agreement.

2. Effect of Amendment. This Amendment No. 2 shall be effective as of the date first written above. For the avoidance of any doubt, all references: (a) in the Registration Rights Agreement to “this Agreement” and (b) to the Registration Rights Agreement in any other agreements, exhibits and schedules will, in each case, be deemed to be references to the Registration Rights Agreement as amended by this Amendment No. 2. Except as amended hereby, the Registration Rights Agreement will continue in full force and effect and shall be otherwise unaffected hereby. This Amendment No. 2 shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. This Amendment No. 2 only may be amended by the Parties by execution of an instrument in writing signed on behalf of each of the Parties.

3. Incorporation by Reference. Sections 1.02 (Construction); 11.03 (Assignment); 11.06 (Governing Law); 11.07 (Captions; Counterparts); 11.09 (Entire Agreement); 11.10 (Amendments); 11.11 (Severability); 11.12 (Jurisdiction); 11.13 (Waiver of Jury Trial) and 11.14 (Enforcement) of the Business Combination Agreement are incorporated herein and shall apply to this Amendment No. 2 mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be executed as of the date first written above.

COMPANY:

POLESTAR AUTOMOTIVE HOLDING UK LIMITED

By:	/s/ Mikael Alkmark
Name: Mikael Alkmark
Title: Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be executed as of the date first written above.

GORES HOLDERS:

GORES GUGGENHEIM SPONSOR LLC

By:	/s/ Alec Gores
Name: Alec Gores
Title: Chairman
Address:

Email:

By:	/s/ Randall Bort
Name: Randall Bort
Address:

Email:

By:	/s/ Elizabeth Marcellino
Name: Elizabeth Marcellino
Address:

Email:

By:	/s/ Nancy Tellem
Name: Nancy Tellem
Address:

Email:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be executed as of the date first written above.

PARENT HOLDERS:

ZIBO HIGH-TECH INDUSTRIAL INVESTMENT CO., LTD.

By:	/s/ Ning Chen
Name: Ning Chen
Address:

Email:

ZIBO FINANCIAL HOLDING GROUP CO., LTD

By:	/s/ Xiqing Wang
Name: Xiqing Wang
Address:

Email:

CHONGQING LIANGJIANG (重庆承星股权投资基金合伙企业（有限合伙）)

By:	/s/ Yimin Ai
Name: Yimin Ai
Address:
Email:

NORTHPOLE GLY 1 LP

By:	/s/ Hrvoje Krkalo
Name: Hrvoje Krkalo
Address:

Email:

[Signature Page to Amendment No. 2 to Registration Rights Agreement]

GLY NEW MOBILITY 1. LP

By:	/s/ Hrvoje Krkalo
Name: Hrvoje Krkalo
Address:

Email:

SNITA HOLDING B.V.

By:	/s/ Lex Kerssemakers
Name: Lex Kerssemakers
Address:

Email:

By:	/s/ Per Ansgar
Name: Per Ansgar
Address:

Email:

PSINV AB

By:	/s/ Fredrik Aaben
Name: Fredrik Aaben
Address:

Email:

By:	/s/ Per Ansgar
Name: Per Ansgar
Address:

Email:

PSD INVESTMENT LIMITED

By:	/s/ Shufu Li
Name: Shufu Li
Address:

Email:

[Signature Page to Amendment No. 2 to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be executed as of the date first written above.

PARENT:

POLESTAR AUTOMOTIVE HOLDING LIMITED

By:	/s/ Carla De Geyseleer
Name: Carla De Geyseleer
Title: Director

[Signature Page to Amendment No. 2 to Registration Rights Agreement]

ANNEX III

Amendment to the Parent Shareholders Acknowledgment

AMENDMENT TO ACKNOWLEDGEMENT AGREEMENT TO THE

SHAREHOLDERS AGREEMENT

THIS AMENDMENT TO ACKNOWLEDGEMENT AGREEMENT TO THE SHAREHOLDERS AGREEMENT (this “Amendment”) is made and entered into as of March 24, 2022, by and among (1) VOLVO CAR CORPORATION ( ), a company incorporated under the laws of Sweden; (2) SNITA HOLDING B.V., a company wholly owned by Volvo and incorporated under the laws of Netherlands; (3)  (ZHEJIANG GEELY HOLDING GROUP CO., LTD.), a limited liability company incorporated under the laws of PRC; (4) PSD INVESTMENT LIMITED, a company incorporated under the laws of the British Virgin Islands; (5) PSINV AB, a company duly incorporated and existing under the laws of Sweden; (6) GLY NEW MOBILITY 1. LP, an exempted limited partnership established under the laws of the Cayman Islands; (7) NORTHPOLE GLY 1 LP, an exempted limited partnership established under the laws of the Cayman Islands; (8)  ZIBO FINANCIAL HOLDING GROUP CO., LTD, a limited liability company incorporated under the laws of PRC; (9)  ZIBO HIGH-TECH INDUSTRIAL INVESTMENT CO., LTD., a limited liability company incorporated under the laws of PRC; (10)  ( ), a limited partnership incorporated under the laws of PRC; (11) POLESTAR AUTOMOTIVE HOLDING LIMITED , a private company limited by shares incorporated under the laws of Hong Kong (“Company”); and (12) POLESTAR AUTOMOTIVE HOLDING UK LIMITED, a limited company incorporated under the laws of England and Wales (“ListCo”), each a “Party” and collectively, the “Parties”, and amends that certain Acknowledgement Agreement to the Shareholders Agreement, dated as of September 27, 2021, by and among the Parties, (the “Acknowledgement Agreement to the Shareholders Agreement”). Except as otherwise set forth herein, capitalized terms used herein have the meanings set forth in the Acknowledgement Agreement to the Shareholders Agreement.

RECITALS

WHEREAS, the Parties entered into the Acknowledgement Agreement to the Shareholders Agreement on September 27, 2021; and

WHEREAS, the Parties have determined to amend certain provisions of the Acknowledgement Agreement to the Shareholders Agreement in furtherance of the consummation of the Transaction.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and in the Acknowledgement Agreement to the Shareholders Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	The Amendments.

1.1 Amendment to Section 6.1. Section 6.1 of the Acknowledgement Agreement to the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

Independent Directors. The Parties (other than ListCo) undertake to ListCo and Gores Guggenheim Sponsor, LLC (“Sponsor”) that:

(a)    at the Closing, the Board will be comprised of nine (9) directors (or such other number as reasonably determined by Company and Gores Guggenheim, Inc.), a majority of whom will be Independent Directors (as defined in the ListCo Articles);

(b)    for a period of three (3) years following the Closing they will not (and will procure that their affiliates will not) at any general meeting of ListCo vote in favour of the removal of, or instruct a nominee, depository or any other person to vote in favour of the removal of, any Independent Director of ListCo or otherwise support (by public statement or otherwise) such removal unless at least two (2) of the Independent Directors vote in favour thereof (or if there are fewer than two (2) Independent Directors then in office excluding the Independent Director proposed to be removed, all of the Independent Directors (other than the Independent Director proposed to be removed), if any); and

(c)    for a period of three (3) years following the Closing they will not (and will procure that their affiliates will not), alone or with others, require the Board of ListCo to convene a general meeting of ListCo at which any resolution referred to in paragraph (b) above will be proposed or require ListCo to give notice to members of ListCo of such a resolution to be proposed at a general meeting of ListCo.

2. Effect of Amendment. This Amendment shall be effective as of the date first written above. For the avoidance of any doubt, all references: (a) in the Acknowledgement Agreement to the Shareholders Agreement to “this Agreement” and (b) to the Acknowledgement Agreement to the Shareholders Agreement in any other agreements, exhibits and schedules will, in each case, be deemed to be references to the Acknowledgement Agreement to the Shareholders Agreement as amended by this Amendment. Except as amended hereby, the Acknowledgement Agreement to the Shareholders Agreement will continue in full force and effect and shall be otherwise unaffected hereby. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. This Amendment only may be amended by the Parties by execution of an instrument in writing signed on behalf of each of the Parties.

3. Incorporation by Reference. Sections 1 (Definitions and Interpretation); 10.01 (Further Assurance); 10.02 (Severability); 10.03 (Assignment and Transfer); 10.04 (Variation and Waiver); 10.05 (Expenses); 10.06 (Counterparts); 10.07 (Third Party Rights); 10.08 (Governing Law); 10.09 (Dispute Resolution) of the Acknowledgement Agreement to the Shareholders Agreement are incorporated herein and shall apply to this Amendment mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of VOLVO CAR CORPORATION, a company incorporated in Sweden and owner of Snita Holding B.V. that is a Shareholder in the Company, by MARIA HEMBERG AND ANNWALL BJÖRN, being Persons who, in accordance with applicable laws or regulations of that place, are acting under the authority of such company, in the presence of:

/s/ ROSMARIE SÖDERBOM

Signature of witness

ROSMARIE SÖDERBOM

Name of witness (block letters)

Address of witness

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/s/ MARIA HEMBERG

Signature of MARIA HEMBERG

/s/ ANNWALL BJÖRN

Signature of ANNWALL BJÖRN

By executing this document, the signatories warrant that the signatories are duly authorised to execute this document on behalf of VOLVO CAR CORPORATION

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of SNITA HOLDING B.V., a company incorporated in Netherlands, Shareholder of the Company and a Subsidiary of Volvo, by LEX KERSSEMAKERS and PER ANSGAR, being Persons who, in accordance with applicable laws or regulations of that place, are acting under the authority of such company, in the presence of:

/s/ ROSMARIE SÖDERBOM

Signature of witness

ROSMARIE SÖDERBOM

Name of witness (block letters)

Address of witness

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/s/ LEX KERSSEMAKERS

Signature of LEX KERSSEMAKERS

/s/ PER ANSGAR

Signature of PER ANSGAR

By executing this document, the signatories warrant that the signatories are duly authorised to execute this document on behalf of SNITA HOLDING B.V.

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of ZHEJIANG GEELY HOLDING GROUP CO., LTD., a company incorporated in PRC by SHUFU LI, being a Person who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ YIMIN CHEN

Signature of witness

YIMIN CHEN

Name of witness (block letters)

Address of witness

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Official seal of  Zhejiang Geely Holding Group Co., Ltd.

/s/ SHUFU LI

Signature of SHUFU LI

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of ZHEJIANG GEELY HOLDING GROUP CO., LTD.

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of PSD INVESTMENT LIMITED, a company incorporated in British Virgin Islands by SHUFU LI, being a Person who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ YIMIN CHEN

Signature of witness

YIMIN CHEN

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ SHUFU LI Signature of SHUFU LI By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of PSD Investment Limited

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of PSINV AB, a company incorporated in Sweden by FREDRIK AABEN and PER ANSGAR, being Persons who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ ROSMARIE SÖDERBOM

Signature of witness

ROSMARIE SÖDERBOM

Name of witness (block letters)

Address of witness

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/s/ FREDRIK AABEN

Signature of FREDRIK AABEN

/s/ PER ANSGAR

Signature of PER ANSGAR

By executing this document, the signatories warrant that the signatories are duly authorised to execute this document on behalf of PSINV AB

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of POLESTAR AUTOMOTIVE HOLDING LIMITED , by CARLA DE GEYSELEER, being a Person who is acting under the authority of the Company, in the presence of:

/s/ ELODIE THEOBALD

Signature of witness

ELODIE THEOBALD

Name of witness (block letters)

Address of witness

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/s/ CARLA DE GEYSELEER

Signature of CARLA DE GEYSELEER

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of POLESTAR AUTOMOTIVE HOLDING LIMITED

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of ZIBO FINANCIAL GROUP HOLDING CO., LTD., a limited liability company incorporated in PRC by XIQING WANG, being the legal representative who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ WENQING ZHANG

Signature of witness

WENQING ZHANG（张文清）

Name of witness (block letters)

Address of witness

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Official seal of  Zibo Financial Holding Group Co., Ltd.

/s/ XIQING WANG

Signature of XIQING WANG

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of Zibo Financial Holding Group Co., Ltd.

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of ZIBO HIGH-TECH INDUSTRIAL INVESTMENT CO., LTD., a limited liability company incorporated in PRC by NING CHEN, being the legal representative who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ YUAN ZHANG

Signature of witness

YUAN ZHANG (张媛）

Name of witness (block letters)

Address of witness

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Official seal of  Zibo High-Tech Industrial Investment Co., Ltd.

/s/ NING CHEN

Signature of NING CHEN （陈宁）

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of Zibo High-Tech Industrial Investment Co., Ltd.

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of 重庆承星股权投资基金合伙企业（有限合伙), a limited partnership (有限合伙企业) incorporated in PRC, by the signature of YIMIN AI (艾 益民) as the legal representative and general manager of 重庆 承运企业管理有限公司, in its capacity as the executive partner of the said limited partnership, in accordance with applicable laws or regulations of that place, is acting under the authority of the said limited partnership, and by affixing the official seal of each of the said limited partnership and 重庆承运企业管理有限公司, in the presence of:

) ) ) ) ) ) ) ) ) ) ) ) ) ) )

Official seal of  Zibo High-Tech Industrial Investment Co., Ltd.

/s/ NING CHEN

Signature of NING CHEN （陈宁）

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of Zibo High-Tech Industrial Investment Co., Ltd.

/s/ HAIRUO HU (胡海若)		/s/ YIMIN AI (艾益民)

Signature of witness

HAIRUO HU (胡海若)

Name of witness (block letters)

Floor 5, Block A, Xingguang Mansion, No. 1 Xingguang Avenue, Liangjiang New Area, Chongqing (重庆市两江新区星光 大道1号星光大厦A区5楼)

Address of witness

Signature of YIMIN AI (艾益民) By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of 重庆承星 股权投资基金合伙企业(有限合伙)

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of Northpole GLY 1 LP, an exempted limited partnership incorporated in the Cayman Islands by HRVOJE KRKALO as a director of Northpole GLY GP1, in its capacity as general partner of the partnership, in accordance with applicable laws or regulations of that place, is acting under the authority of such partnership, in the presence of:

/s/ BAI SHIYU

Signature of witness

BAI SHIYU

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ HRVOJE KRKALO Signature of HRVOJE KRKALO By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of Northpole GLY 1 LP

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of GLY New Mobility 1. LP, an exempted limited partnership incorporated in Cayman Islands by HRVOJE KRKALO as a director of GLY New Mobility GP1, in its capacity as general partner of the partnership, in accordance with applicable laws or regulations of that place, is acting under the authority of such partnership, in the presence of:

/s/ BAI SHIYU

Signature of witness

BAI SHIYU

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ HRVOJE KRKALO Signature of HRVOJE KRKALO By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of GLY New Mobility 1. LP

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

SIGNED for and on behalf of POLESTAR AUTOMOTIVE HOLDING UK LIMITED, by MIKAEL ALKMARK, being a Person who is acting under the authority of the Company, in the presence of:

/s/ ANNA RUDENSJÖ

Signature of witness

ANNA RUDENSJÖ

Name of witness (block letters)

Address of witness

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/s/ MIKAEL ALKMARK

Signature of JAN MIKAEL ALKMARK

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of POLESTAR AUTOMOTIVE HOLDING UK LIMITED

(Signature Page to Amendment Acknowledgement Agreement to the Shareholders Agreement)

ANNEX IV

Parent Shareholders Acknowledgment

ACKNOWLEDGEMENT AGREEMENT TO THE

SHAREHOLDERS AGREEMENT

This ACKNOWLEDGEMENT AGREEMENT TO THE SHAREHOLDERS AGREEMENT (this “Agreement”) is entered into on September 27, 2021 by and among:

(1) VOLVO CAR CORPORATION ( ), a company incorporated under the laws of Sweden;

(2) SNITA HOLDING B.V., a company wholly owned by Volvo and incorporated under the laws of Netherlands;

(3) (ZHEJIANG GEELY HOLDING GROUP CO., LTD.), a limited liability company incorporated under the laws of PRC;

(4) PSD INVESTMENT LIMITED, a company incorporated under the laws of the British Virgin Islands;

(5) PSINV AB, a company duly incorporated and existing under the laws of Sweden;

(6) GLY NEW MOBILITY 1. LP, an exempted limited partnership established under the laws of the Cayman Islands;

(7) NORTHPOLE GLY 1 LP, an exempted limited partnership established under the laws of the Cayman Islands;

(8) ZIBO FINANCIAL HOLDING GROUP CO., LTD, a limited liability company incorporated under the laws of PRC;

(9) ZIBO HIGH-TECH INDUSTRIAL INVESTMENT CO., LTD., a limited liability company incorporated under the laws of PRC;

(10) , a limited partnership incorporated under the laws of PRC;

(11) POLESTAR AUTOMOTIVE HOLDING LIMITED , a private company limited by shares incorporated under the laws of Hong Kong (“Company”); and

(12) POLESTAR AUTOMOTIVE HOLDING UK LIMITED, a limited company incorporated under the laws of England and Wales (“ListCo”),

each a “Party” and collectively, the “Parties”.

RECITALS

WHEREAS:

(1) The Parties, other than ListCo, entered into that certain shareholders agreement on 20 January 2021 (the “Original Shareholders Agreement”) in respect of the operation and management of the Company and certain shareholder rights and other matters set forth therein, and on 8 June 2021 entered into a supplemental agreement to amend certain terms of the Original Shareholders Agreement (the “First Supplemental Agreement to the Shareholders Agreement” and collectively with the Original Shareholders Agreement, as amended from time to time, the “Shareholders Agreement”).

(2) The Company proposes to effect a transaction whereby ListCo, a subsidiary of the Company, intends to list the American depository shares of ListCo on the Nasdaq Stock Market in connection with a merger and “de-SPAC” process with a blank check company incorporated in Delaware, together with the transactions contemplated under the BCA (as defined below) and the other Transaction Documents (as defined under the BCA) (collectively, the “Transaction”).

(3) Each of the Parties, other than ListCo, intends to: (a) terminate the Shareholders Agreement with effect from the date of closing or consummation of the Transaction under the BCA (the “Closing”); and (b) acknowledge and agree to certain matters involving the Company and their shareholdings in the Company and (whether directly or indirectly through the Company) ListCo following the Closing.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, the sufficiency and adequacy of which consideration the Parties hereby acknowledge, the Parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

In consideration of the mutual agreements and undertakings of the Parties, the Parties hereby acknowledge and agree to the following:

1. Definitions and Interpretation.

1.1 Definitions. In this Agreement, unless otherwise defined:

“Articles” means the Third Amended and Restated Articles of Association of the Company or such other articles of association of the Company as may be effective from time to time.

“BCA” means the business combination agreement entered on or about the date of this Agreement between, among others, the Company and ListCo in relation to the Transaction.

“Business Day” means any day other than (a) Saturday, Sunday or any day on which banking institutions in the PRC (with respect to corporate banking business only), Hong Kong, England, Macao Special Administrative Region of the People’s Republic of China, British Virgin Islands, Sweden or the Netherlands are closed either under applicable laws or regulations; and (b) a day on which typhoon signal No.8 or above is hoisted or black rainstorm warning signal is issued (as the case may be) at any time between 9:00a.m. and 5:00p.m. on such date.

“Class A Shares” means the shares designated as “Class A Ordinary Shares” in the share capital of the Company, with all rights and obligations attached to them as specified in the Articles.

“Class B Shares” means the shares designated as “Class B Ordinary Shares” in the share capital of the Company, with all rights and obligations attached to them as specified in the Articles.

“Closing” has the meaning given in the Recitals.

“Confidential Information” means any confidential information: (a) relating to the organization, business or finance of the Company or any of its subsidiaries; (b) concerning a third party that the Company is under a duty to keep confidential; (c) relating to the products, services or any proprietary information of the Company or any of its subsidiaries); or (d) relating to the Transaction.

“Dispute” has the meaning given in Section 10.9(a).

“HKIAC” has the meaning given in Section 10.9(a).

“HKIAC Rules” has the meaning given in Section 10.9(a).

“Liquidation” has the meaning given in Section 3.1.

“ListCo Articles” means the articles of association of ListCo to become effective as of Closing as contemplated by and in accordance with the BCA.

“ListCo Shares” means the outstanding shares of ListCo from time to time.

“PRC” means the People’s Republic of China, but for the purposes of this Agreement, excludes Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

“Section” means a section of this Agreement.

“Selling Shareholder” has the meaning given to it in Section 4.2(a).

“SHA Termination” has the meaning given in Section 2.1(a).

“Shareholder” means a holder of Shares from time to time, including their respective successors and permitted assigns and any person deriving title under them.

“Shareholders Agreement” has the meaning given in the Recitals.

“Shares” means the outstanding shares of the Company from time to time.

“Transaction” has the meaning given in the Recitals.

2. Termination of the Shareholders Agreement.

2.1 Termination of Shareholders Agreement. The Parties (other than ListCo) hereby mutually agree that, notwithstanding any term or provision of the Shareholders Agreement, and with effect on and from the date of Closing:

(a) the Shareholders Agreement shall immediately be irrevocably terminated, rescinded and cancelled, and shall have no further force or effect (the “SHA Termination”);

(b) each of the Parties’ (other than ListCo) present and future rights, privileges, benefits, responsibilities, liabilities and obligations under the Shareholders Agreement shall cease immediately; and

(c) each of the Parties (other than ListCo) is irrevocably, unconditionally, fully and absolutely released and discharged in any jurisdiction or forum from any and all present and future claims, demands, damages, losses, expenses, rights, entitlements, obligations, rights of action and liabilities (whether actual or contingent) of whatsoever nature to the other Parties (other than ListCo) arising out of or in connection with (in each case directly or indirectly) the Shareholders Agreement, provided that this Agreement shall not affect any antecedent breach under the Shareholders Agreement or the accrued rights and obligations of the Parties (other than ListCo) on or prior to the date of execution of this Agreement.

2.2 No Prejudice to Rights under this Agreement. Notwithstanding any term or provision of this Agreement, the releases and covenants in Section 2.1 shall not apply to, or otherwise limit or prejudice, any claims or rights of action that any of the Parties may have in respect of the enforcement of and/or breach by another Party of any of the terms or provisions of this Agreement.

3. Liquidation of the Company

3.1 Liquidation. Each Party (other than Listco) hereby mutually agrees that promptly following Closing but in any case no earlier that January 1, 2022, it shall take all reasonable steps, and co-operate with each other Party, to procure that the Company, and the Company shall, initiate and effect a members’ or shareholders’ voluntary winding-up or liquidation proceeding, effect a liquidating realization or distribution of all of the Company’s tangible and intangible assets, and settle all of the Company’s outstanding debts and liabilities (collectively, the “Liquidation”), in each case, in accordance with the Articles, the Companies Ordinance (Chapter 622 of the Laws of Hong Kong), the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Chapter 32 of the Laws of Hong Kong), other applicable laws and regulations of Hong Kong and the BCA, and the Parties (other than ListCo and the Company) shall co-operate with and provide all reasonably necessary assistance to the Company, and shall take all steps necessary or desirable or as may be requested by the Company, to effect and consummate the Liquidation.

3.2 Distribution to Shareholders.

(a) As part of and concurrently with the Liquidation, the Company shall, and each other Party (other than ListCo) shall procure the Company to, effect a distribution in specie in accordance with applicable laws and regulations of the class A ordinary shares of ListCo and class B ordinary shares of ListCo held by the Company to each Shareholder, which such distribution in specie of the class A ordinary shares and class B ordinary shares of ListCo to each Shareholder shall directly correspond with, and be in proportion to, the number of Class B Shares and Class A Shares held by such Shareholder in the Company, respectively, immediately prior to the completion of the Liquidation, such that immediately following the completion of such distribution in specie of the class A ordinary shares and class B ordinary shares of ListCo to each Shareholder:

(i) such Shareholder’s voting interest in ListCo shall correspond with, and be proportionate to, such Shareholder’s voting interest in the Company; and

(ii) the number of class A ordinary shares of ListCo and class B ordinary shares of ListCo held by such Shareholder shall correspond with, and be proportionate to, such Shareholder’s interest in all of the Class B Shares and the Class A Shares in issue, respectively, in each case of (i) and (ii), relative to the other Shareholders immediately prior to the completion of the Liquidation; and

(b) ListCo shall co-operate with and provide all reasonably necessary assistance to the other Parties to give effect to the distribution in specie contemplated under Section 3.2(a), including by entering the Shareholders in the relevant register as members of ListCo (subject to the payment of stamp duty or stamp duty reserve tax, if any, in relation to such distribution in specie), and completing and despatching to the Shareholders the relevant certificates in respect of the ListCo shares that they hold following completion of the distribution in specie. For the avoidance of doubt, ListCo shall not (directly or indirectly) be liable for any stamp duty or stamp duty reserve tax in relation to such distribution in specie.

(c) Without limiting the generality of Section 3.2(b), the Parties (other than ListCo and the Company) shall co-operate with and provide all reasonably necessary assistance to the Company, and shall take all steps necessary or desirable or as may be requested by the Company, to give effect to the distribution in specie contemplated under Section 3.2(a).

4. Rights and Restrictions of the Shares

4.1 Rights of Shareholders. The Parties (other than ListCo) hereby mutually acknowledge and agree that immediately following Closing and the SHA Termination and until such time as the liquidation or dissolution of the Company is completed or consummated (whether in accordance with Section 3 or otherwise), notwithstanding any term or provision of the Articles, the Shareholders Agreement or any other agreement between the Company and the Shareholders:

(a) each Class A Share and Class B Share shall be deemed to have and be subject to the corresponding rights, privileges, entitlements and obligations as each class B ordinary share of ListCo and class A ordinary share of ListCo, respectively, as set out under the ListCo Articles, and the Shareholders and the Company agree to exercise and be bound by such rights, privileges, entitlements and obligations under such Class A Shares and Class B Shares accordingly; and

(b) subject to applicable laws or regulations, each Shareholder shall be permitted, by written notice to the Company and the other Shareholders, to direct and instruct the Company to exercise, in respect of any matter submitted to a vote of the ListCo’s shareholders, such proportion of the Company’s voting rights in the ListCo that directly corresponds to the proportion of such Shareholder’s voting rights in the Company, and the Company undertakes and agrees to each Shareholder to so exercise its voting rights in ListCo in such manner at the direction and instruction of such Shareholder.

4.2 Transfers of Shares following the Lock-Up Period.

(a) In the event that the Liquidation is not completed or consummated following the expiry of the Lock-up Period (as defined under the BCA), any Shareholder (a “Selling Shareholder”) may deliver a written notice to the Company and the other Shareholders directing and instructing the Company to transfer, dispose of or sell (either on-market or otherwise) such number of ListCo Shares held by the Company which corresponds to the proportion of Shares held by such Shareholder relative to the total aggregate number of issued and outstanding Shares at the relevant time that it wishes to transfer, dispose of or sell, and the Company shall (and the other Parties (other than ListCo) shall procure that the Company shall) take all steps as may be required to such transfer, disposal or sale of such ListCo Shares, including by transferring or submitting the ListCo Shares to the applicable American depository receipt facilities established by ListCo with the applicable depository bank in order to facilitate such a transfer, disposal or sale.

(b) Upon receipt of the applicable transfer, disposal or sale proceeds pursuant to the transfers, disposals or sales contemplated under Section 4.2(a), the Company shall (and the other Parties (other than ListCo) shall (i) give their consent in respect of any resolution and take any other action to approve, and (ii) procure that the

Company shall), from and out of its distributable profits (or if such distributable profits are unavailable, from and out of its capital), promptly apply all such proceeds to buy-back or repurchase such number of Shares held by such Selling Shareholder which corresponds proportionately to the number of ListCo Shares transferred, disposed or sold by the Company at the direction and instruction of such Shareholder pursuant to Section 4.2(a), and the Company shall comply with all applicable laws and regulations with respect to such buy-back or repurchase of Shares from such Selling Shareholder.

(c) The Parties shall co-operate with and provide all reasonably necessary assistance to the Company or ListCo (as the case may be), and shall take all steps necessary or desirable or as may be requested by the Company or ListCo (as the case may be), to give effect to the transfers, disposals or sales contemplated under Section 4.2(a), and the distributions, buy-backs or repurchases contemplated under Section 4.2(b). For the avoidance of doubt, ListCo shall not (directly or indirectly) be liable for any stamp duty or stamp duty reserve tax in relation to any transfer, disposal or sale contemplated under Section 4.2(a) and the relevant Selling Shareholder shall indemnify ListCo on an after-tax basis against any such stamp duty or stamp duty reserve tax (including any such stamp duty or stamp duty reserve tax payable by the applicable depository bank or its nominee for which ListCo may, directly or indirectly, be liable).

5. Amendment of Articles. Promptly following the SHA Termination, the Parties (other than ListCo) shall exercise all voting and other rights and powers available to them to ensure any required amendment or variation is made, and the Company shall (and the other Parties (other than ListCo) shall procure the Company to) make such required amendments or variations, to the Articles or other constituent documents of the Company to reflect, and remedy any conflict under the Articles as a result or consequence of, the matters set out in the foregoing sections of this Agreement.

6. Governance

6.1 Independent Directors. The Parties (other than ListCo) undertake to ListCo and Gores Guggenheim Sponsor LLC (“Sponsor”) that:

(a) at the Closing, the Board will be comprised of eight (8) directors, a majority of whom will be Independent Directors (as defined in the ListCo Articles);

(b) for a period of three (3) years following the Closing they will not (and will procure that their affiliates will not) at any general meeting of ListCo vote in favour of the removal of, or instruct a nominee, depository or any other person to vote in favour of the removal of, any Independent Director of ListCo or otherwise support (by public statement or otherwise) such removal unless at least two (2) of the Independent Directors vote in favour thereof (or if there are fewer than two Independent Directors then in office excluding the Independent Director proposed to be removed, all of the Independent Directors (other than the Independent Director proposed to be removed), if any); and

(c) for a period of three (3) years following the Closing they will not (and will procure that their affiliates will not), alone or with others, require the Board of ListCo to convene a general meeting of ListCo at which any resolution referred to in paragraph (b) above will be proposed or require ListCo to give notice to members of ListCo of such a resolution to be proposed at a general meeting of ListCo.

6.2 Amendments to Articles. The Parties (other than ListCo) undertake to ListCo and Sponsor that for a period of three (3) years following the Closing they will not (and will procure that their affiliates will not) at any general meeting of ListCo vote in favour of any amendment to the Articles relating to the composition of the Board or the appointment or removal of Directors (including Independent Directors).

7. Confidentiality

7.1 Confidentiality Obligations. Each Party shall keep all Confidential Information in strictest confidence and shall not disclose or use any such Confidential Information to any other Person without the prior written consent of the Party (or Parties) supplying such Confidential Information, except where such information:

(a) is or becomes available to the public (other than as a result of any unauthorized disclosure into the public domain by the Party (or Parties) receiving such information);

(b) is already known to the Party before such Party receiving such information from another Party (or Parties) providing such Confidential Information and the first Party is not subjected to any confidential obligations;

(c) is already known by the Party from sources other than the Party (or Parties) providing the Confidential Information, and does not involve any breach of confidentiality obligations between such source and the Party (or Parties) providing such Confidential Information;

(d) is independently developed by that Party;

(e) is required to be disclosed by any applicable laws or regulations (including, without limitation, the rules of any relevant securities exchange) or by the order of any court of competent jurisdiction, regulatory or governmental authorities or bodies;

(f) is required in order to facilitate the performance or implementation of the transaction contemplated under this Agreement (but only to the extent necessary), including disclosure to competent superior authorities;

(g) is made available by any of the Shareholders to any of their current or bona fide potential investors, shareholders, employees, investment bankers, lenders, business collaborators, accountants, attorneys or other professional advisors, in each case only where such Persons or entities agree to confidentiality obligations similar to those set out in this Section 7; or

(h) is made available by any Party to any of its current or bona fide potential investors, directors, employees, officers, and/or legal, financial or other professional advisors and that such investors, directors, employees, officers and/or advisors are bound by confidentiality obligations similar to those set out in this Section 7.

7.2 Privilege. Where any Confidential Information is also privileged, the waiver of such privilege is limited to the purposes of this Agreement and does not, and is not intended to, result in any wider waiver of the privilege. Any Party hereto in possession of any Confidential Information relating to any other Party hereto (a “privilege holder”) shall take all reasonable steps to protect the privilege of the privilege holder therein and shall inform the privilege holder if any step is taken by any other Person to obtain any of its privileged Confidential Information.

8. Announcement

8.1 Restrictions. Subject to Section 8.2, and whether or not any restriction contained in Section 5 applies, no Party shall make any announcement (including any communication to the public, to any customers or suppliers of the Company, or to all or any of the employees of the Company) concerning the provisions or subject matter of this Agreement or containing any Confidential Information about the other Parties, or by any means, under any meaning or in any format, use the name of any other Party or any affiliate of any other Parties (including references or links to websites or press releases), without the prior written approval of the others (which shall not be unreasonably withheld or delayed).

8.2 Permitted Announcements. Section 8.1 shall not apply and no consent from any Party will be required, if and to the extent that such announcement is required by applicable laws or regulations or by any supervisory, regulatory or governmental body having jurisdiction over it and provided that any such announcement shall be made only after consultation with the other Parties to the extent practicable.

9. Notices

9.1 Form — All Communications. Any notice required or permitted pursuant to this Agreement shall be given in writing and shall be given:

(a) by delivering or leaving such notice at the address as stated in their respective signature page;

(b) by sending it by next-day or second-day courier service to the address as stated in their respective signature page;

(c) by electronic mail to such address as stated in their respective signature page;

(d) fax to the fax number as stated in their respective signature page; or

(e) or as otherwise permitted by applicable laws or regulations,

provided that the contact information set forth on such signature page may be changed by such Party by giving prior written notice to the other Parties to this Agreement in accordance with this Section 9, and any such change shall take effect two (2) Business Days’ after such notice is effective or deemed to be effective. Any notice sent pursuant to this Section 9 shall be addressed to the relevant attendee as specified in their respective signature pages.

9.2 When Effective.

(a) Where a notice is given by delivering or leaving such notice at the address as stated in the relevant signature page, service of the notice shall be deemed to be effected immediately.

(b) Where a notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognised courier a letter containing the notice, with a request for written confirmation of delivery, and to have been effected at the earlier of: (i) delivery (or when delivery is refused by the intended recipient), and (ii) expiration of two (2) Business Days after the letter containing the same is sent as aforesaid.

(c) Where a notice is sent by fax, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organisation, with a successful transmission record generated by such transmitting organisation, and to have been effected on the day the same is sent as aforesaid, if such day is a Business Day and if sent during normal business hours of the recipient, otherwise the next Business Day.

(d) Where a notice is sent by electronic mail, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organisation, and to have been effected on the day the same is sent as aforesaid, if such day is a Business Day and if sent during normal business hours of the recipient, otherwise the next Business Day, unless where a notification of failure of transmission is generated by the electronic mailing system, in which case service of the notice shall be deemed to be effected at the time of receipt by the intended recipient.

10. General

10.1 Further Assurance. Each Party will, and will use all reasonable efforts to, take or cause to be taken all actions, and do or cause to be done all other things necessary, proper or advisable in order to give full effect to this Agreement and the transactions contemplated hereby.

10.2 Severability. If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the applicable laws or regulations of any jurisdiction, the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected, and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected.

10.3 Assignment and Transfer. This Agreement shall be binding on the Parties and their successors and assigns and the name of the Party appearing herein shall be deemed to include the name of any such successor or assign, but the Parties may not assign, hold on trust or otherwise transfer all or any of their rights or obligations under this Agreement without the prior written consent of the other Parties.

10.4 Variation and Waiver. No variation, amendment or modification of this Agreement shall be effective unless it is in writing and signed by all the Parties. Any waiver of any right or default under this Agreement shall be effective only in the instance given and shall not operate as or imply a waiver of any other or similar right or default on any subsequent occasion. No waiver of any provision of this Agreement shall be effective unless in writing and signed by each Party against whom such waiver is sought to be enforced.

10.5 Expenses. Each Party will pay its respective direct and indirect expenses incurred by it in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement, including all fees and expenses of its advisors and Representatives.

10.6 Counterparts. The Parties may execute this Agreement in multiple counterparts, each of which constitutes an original as against the Party that signed it, and all of which together constitute one agreement. This Agreement is effective upon the delivery of one executed counterpart from each Party to the other Parties. The signatures of all Parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission that includes a copy of the sending Party’s signature(s) is as effective as signing and delivering the counterpart in person.

10.7 Third Party Rights. The provisions of Section 6.1 and Section 6.2 of this Agreement are intended to confer a benefit upon, and shall be enforceable by, Sponsor as if it were a party to this Agreement and such provisions shall not be amended, rescinded or terminated without the consent of Sponsor. Save as expressly set out in this Section 10.7, a Person who is not a Party shall not have any rights under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce, or to enjoy the benefit of, any term of this Agreement. Save as expressly set out in this Section 10.7, notwithstanding any term of this Agreement, the right of the Parties to rescind or terminate this Agreement or to agree to a variation, release and/or waiver of this Agreement is not subject to the consent of any other person who is not a party to this Agreement.

10.8 Governing Law. This Agreement shall be shall be governed by and construed under the laws of Hong Kong, without regard to the principles of conflicts of laws thereunder.

10.9 Dispute Resolution.

(a) Each of the Parties agrees that any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination, validity or invalidity thereof (“Dispute”) shall be first negotiated and resolved by the Parties to the Dispute in good faith as soon as practicable. If any Dispute is not resolved to the reasonable satisfaction of all relevant Parties to the Dispute within thirty (30) Business Days after the commencement of such negotiations, such Dispute shall be settled by arbitration in Hong Kong by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the arbitration notice is submitted in accordance with the said rules (“HKIAC Rules”).

(b) The arbitration tribunal shall consist of three (3) arbitrators to be appointed according to the HKIAC Rules. Each of the claimant and the respondent to the Dispute shall be entitled to designate one (1) arbitrator in accordance with the HKIAC Rules. If either Party fails to designate an arbitrator, HKIAC shall appoint the arbitrator. The two (2) arbitrators so appointed shall designate the third arbitrator who shall act as the presiding arbitrator of the arbitral tribunal. Failing such designation within thirty (30) days from the confirmation of the second arbitrator, HKIAC shall appoint the presiding arbitrator. The arbitral proceedings shall be conducted in English. To the extent that the HKIAC Rules are in conflict with the provisions of this Section 10.9, including the provisions concerning the appointment of the arbitrators, the provisions of this Section 10.9 shall prevail.

(c) The award of the arbitral tribunal shall be final and binding upon the Parties thereto, and the prevailing Party may apply to a court of competent jurisdiction for enforcement of such award.

(d) Any Party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(Signature pages to follow)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of VOLVO CAR CORPORATION, a company incorporated in Sweden and owner of Snita Holding B.V. that is a Shareholder in the Company, by MARIA HEMBERG AND , being Persons who, in accordance with applicable laws or regulations of that place, are acting under the authority of such company, in the presence of:

/s/ Rosmarie Söderbom

Signature of witness

Rosmarie Söderbom

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )

/s/ Maria Hemberg

Signature of MARIA HEMBERG

/s/ Björn Annwall

By executing this document, the signatories warrant that the signatories are duly authorised to execute this document on behalf of VOLVO CAR CORPORATION

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of SNITA HOLDING B.V., a company incorporated in Netherlands, Shareholder of the Company and a Subsidiary of Volvo, by LEX KERSSEMAKERS and , being Persons who, in accordance with applicable laws or regulations of that place, are acting under the authority of such company, in the presence of:

/s/ Rosmarie Söderbom

Signature of witness

Rosmarie Söderbom

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )

/s/ Lex Kerssemakers

Signature of LEX KERSSEMAKERS

/s/ Carla De Geyseleer

Signature of Carla De Geyseleer

By executing this document, the signatories warrant that the signatories are duly authorised to execute this document on behalf of SNITA HOLDING B.V.

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of ZHEJIANG GEELY HOLDING GROUP CO., LTD., a company incorporated in PRC by LI Shufu ( ), being a Person who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ Yimin Chen

Signature of witness

Yimin Chen

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )

Official seal of Zhejiang Geely Holding Group Co., Ltd.

/s/ Shufu Li

Signature of SHUFU LI ( )

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of ZHEJIANG GEELY HOLDING GROUP CO., LTD.

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of PSD INVESTMENT LIMITED, a company incorporated in British Virgin Islands by LI Shufu, being a Person who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ Yimin Chen

Signature of witness

Yimin Chen

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Shufu Li By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of PSD Investment Limited

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of PSINV AB, a company incorporated in Sweden by FREDRIK AABEN and PER ANSGAR, being Persons who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ Rosmarie Söderbom

Signature of witness

Rosmarie Söderbom

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )

/s/ Fredrik Aaben

Signature of FREDRIK AABEN

/s/ Per Ansgar

Signature of PER ANSGAR

By executing this document, the signatories warrant that the signatories are duly authorised to execute this document on behalf of PSINV AB

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of POLESTAR AUTOMOTIVE HOLDING LIMITED , by Lars Helge Peter DANIELSON, being a Person who is acting under the authority of the Company, in the presence of:

/s/ Xinyi Zhang

Signature of witness

Xinyi Zhang

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Lars Danielson By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of POLESTAR AUTOMOTIVE HOLDING LIMITED

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of ZIBO FINANCIAL GROUP HOLDING CO., LTD., a limited liability company incorporated in PRC by Dapeng Li ( ), being the legal representative who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ Xiudi Tan

Signature of witness

Xiudi Tan ( )

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )

Official seal of Zibo Financial Holding Group Co., Ltd.

/s/ Dapeng Li

Signature of Dapeng Li ( )

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of Zibo Financial Holding Group Co., Ltd.

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of ZIBO HIGH-TECH INDUSTRIAL INVESTMENT CO., LTD., a limited liability company incorporated in PRC by Ning Chen ), being the legal representative who, in accordance with applicable laws or regulations of that place, is acting under the authority of such company, in the presence of:

/s/ Xiaopeng Zhao

Signature of witness

Xiaopeng Zhao ( )

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )

Official seal of Zibo High-Tech Industrial Investment Co., Ltd.

/s/ Ning Chen

Signature of Ning Chen ( )

By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of Zibo High-Tech Industrial Investment Co., Ltd.

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of , a limited partnership ( ) incorporated in PRC, by the signature of Yimin Ai ( ) as the legal representative and general manager of , in its capacity as the executive partner of the said limited partnership, in accordance with applicable laws or regulations of that place, is acting under the authority of the said limited partnership, and by affixing the official seal of each of the said limited partnership and , in the presence of:

/s/ Chong Zhou

Signature of witness

Chong Zhou ( )

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Official seal of Official seal of /s/ Yimin Ai Signature of Yimin Ai ( ) By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of Northpole GLY 1 LP, an exempted limited partnership incorporated in the Cayman Islands by Hrvoje Krkalo as a director of Northpole GLY GP1, in its capacity as general partner of the partnership, in accordance with applicable laws or regulations of that place, is acting under the authority of such partnership, in the presence of:

/s/ Bai Shiyu

Signature of witness

BAI SHIYU

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Hrvoje Krkalo By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of Northpole GLY 1 LP

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of GLY New Mobility 1. LP, an exempted limited partnership incorporated in Cayman Islands by Hrvoje Krkalo as a director of GLY New Mobility GP1, in its capacity as general partner of the partnership, in accordance with applicable laws or regulations of that place, is acting under the authority of such partnership, in the presence of:

/s/ Bai Shiyu

Signature of witness

BAI SHIYU

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Hrvoje Krkalo By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of GLY New Mobility 1. LP

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)

IN WITNESS WHEREOF, the Party below have executed this Agreement as of the date first above written.

SIGNED for and on behalf of POLESTAR AUTOMOTIVE HOLDING UK LIMITED, by JAN MIKAEL ALKMARK, being a Person who is acting under the authority of the Company, in the presence of:

/s/ Anna Rudensjö

Signature of witness

Anna Rudensjö

Name of witness (block letters)

Address of witness

) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jan Mikael Alkmark By executing this document, the signatory warrants that the signatory is duly authorised to execute this document on behalf of POLESTAR AUTOMOTIVE HOLDING UK LIMITED

Contact details for the purpose of Section 9 of this Agreement

Address :

Attention :

Fax and Tel No. :

Email address :

(Signature Page to Acknowledgement Agreement to the Shareholders Agreement)